SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement	☐ Confidential, For Use of the Commission only
☑ Definitive Information Statement	(as permitted by Rule 14c-5(d)(2))

AE BIOFUELS, INC.
(Name of Registrant as Specified in Its Charter)

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AE BIOFUELS, INC.
20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(408) 213-0940

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being delivered on or about October 26, 2011 to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) and the outstanding Series B Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”) of AE Biofuels, Inc., a Nevada corporation (the “Company”), as of the close of business on October 11, 2011 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated October 6, 2011, (the “Written Consent”) of stockholders of the Company owning at least a majority of the outstanding votes of Common Stock and the Series B Preferred Stock of the Company as of the Record Date (the “Majority Stockholders”).  Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to AE Biofuels, Inc.

The Written Consent approved a change in the name of the Company from AE Biofuels, Inc. to Aemetis, Inc. (the “Name Change”).

The Written Consent constitutes the consent of a majority of the combined total number of shares of outstanding Common Stock and the Series B Preferred Stock on an as converted basis, and is sufficient under the Nevada Revised Statutes, or NRS, and the Company’s Articles of Incorporation and Bylaws to approve the Name Change.  Accordingly, the Name Change is not presently being submitted to the Company’s other stockholders for a vote.  The Name Change will become effective upon the effectiveness of the Certificate of Amendment filed with the Nevada Secretary of State which shall occur on or about November 15, 2011.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

October 26, 2011	By Order of the Board of Directors

/s/ Eric A. McAfee
Chief Executive Officer and Chairman

AE BIOFUELS, INC.
20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(408) 213-0940

GENERAL INFORMATION

We are relying on SEC rules and interpretive guidance that allow companies to furnish Information Statements to shareholders via the Internet. We will send a Notice of Internet Availability of Information Statement (the “Notice”) on or about October 26, 2011 to the holders of record of the outstanding Common Stock and the outstanding Series B Preferred Stock of the Company, as of the Record Date, pursuant to Rule 14c-2 promulgated under the Exchange Act.  This Information Statement relates to the Written Consent of the Majority Stockholders. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Notice to the beneficial owners of the Voting Stock held of record by them.

Only one copy of this Notice is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Notice to any security holder at a shared address to which a single copy of the document was delivered.  If in the future you would like to receive separate copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to the shareholders of record.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY’S NAME CHANGE.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the NRS and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted to consent to such action in writing.  The approval of the Name Change requires the affirmative vote or written consent of the combined majority of the issued and outstanding shares of Common Stock and the Series B Preferred Stock, on an as-converted basis.

The holders of outstanding shares of our Common Stock and our Series B Preferred Stock vote as a single class, with the outstanding shares of Series B Preferred Stock voting on an as-converted basis.  Each share of Common Stock and Series B Preferred Stock entitle the holder to one vote per share.  On the record date we had outstanding 129,463,498 shares of Common Stock and 3,115,225 shares of Series B Preferred Stock.

On September 1, 2011, our board of directors (the “Board of Directors”) unanimously adopted resolutions approving the Name Change and recommended that our stockholders approve the Name Change.  In connection with the adoption of these resolutions, the Board of Directors elected to seek the written consent of the holders of a majority of our outstanding stock in order to reduce associated costs and implement the proposals in a timely manner.  Our Board of Directors believes that the Name Change will better reflect the current operations conducted by the Company.

CONSENTING STOCKHOLDERS

On October 6, 2011, nine (9) shareholders, being the record holders of 71,986,301 shares of our outstanding Common Stock and Series B Preferred Stock on an as-converted basis approved the Name Change.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Name Change.  The Company is not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement.  This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Our authorized capital currently consists of 400,000,000 shares of Common Stock and 65,000,000 shares of preferred stock, $0.001 par value per share, of which 7,235,565 shares are designated Series B Preferred Stock. At the close of business on the Record Date, we had 129,463,498 shares of Common Stock and 3,115,225 shares of Series B Preferred Stock issued and outstanding.Each share of Common Stock and Series B Preferred Stock entitles its record holder to one (1) vote per share.  Holders of our Common and Series B Preferred Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.  The Board of Directors is authorized, subject to limits imposed by relevant Nevada law, to issue shares of Preferred Stock in one or more classes or series within a class upon authority of the Board of Directors without further stockholder approval.  Our Series B Preferred Stock, which series of preferred stock votes on an as-converted basis into common stock, votes with the holders of our Common Stock as a single class on all matters, except as otherwise required by law.

CHANGE IN OUR CORPORATE NAME
FROM AE BIOFUELS, INC. TO AEMETIS, INC.

On September 1, 2011, our Board of Directors adopted resolutions, subject to stockholder approval, to change the Company’s Name from AE Biofuels, Inc. to Aemetis, Inc. On October 6, 2011, nine (9) shareholders, being the record holders of 71,986,301 shares or 54% of our outstanding Common Stock and Series B Preferred Stock on an as-converted basis approved the Name Change. The Name Change will become effective 20 days after the date of mailing of this Information Statement or approximately November 15, 2011.

The Board of Directors of the Company believes that a name change to Aemetis, Inc. better reflects the business direction of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information as of October 11, 2011, regarding the beneficial ownership of each class of our voting stock, including (a) each stockholder who is known by the Company to own beneficially in excess of 5% of each class of our voting stock; (b) each director; (c) the Company’s named executive officers; and (d) the Company’s named executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership of common stock is based upon 129,463,498 shares of common stock outstanding as of October 11, 2011. The percentage of beneficial ownership of Series B preferred stock is based upon 3,115,225 shares of Series B preferred stock outstanding as of October 11, 2011. Unless otherwise identified, the address of the directors and officers of the Company is 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.

	Common Stock		Series B Preferred Stock
Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class	Amount and Nature of Beneficial Ownership	Percentage of Class
Officers & Directors
Eric A. McAfee (1)	31,117,241	24.04%
John R. Block (2)	421,549	*
Steven Hutcheson (3)	2,052,569	1.66%
Michael L. Peterson (4)	1,032,782	*
Harold Sorgenti (5)	421,549	*
Andrew Foster (6)	1,099,109	*
Sanjeev Gupta (7)	944,765	*
Todd Waltz (8)	1,026,318	*
All officers and directors as a group (8 Persons)	38,115,882	28.72%

5% or more Holders

Laird Cagan (9)	22,224,829	17.17%
20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014

Telecom Investment Holding Limited.	8,100,000	6.26%
655 Old Redwood Hwy, #395
Mill Valley, CA 94941

Michael C Brown Trust dated June 30, 2000			599,999	19.26%
34 Meadowview Drive
Northfield, IL 60093

Mahesh Pawani			400,000	12.84%
Villa No. 6, Street 29, Community 317, Al Mankhool,
Dubai, United Arab Emirates

Frederick WB Vogel			408,332	13.11%
1660 N. La Salle Drive, Apt 2411
Chicago, IL 60614

Fred Mancheski			300,000	9.63%
1060 Vegas Valley Dr
Las Vegas, NV 89109

David J. Lies			200,000	6.42%
1210 Sheridan Road
Wilmette, IL 60091

Crestview Capital, LLC			166,667	5.35%
95 Revere Dr., Ste A
Northbrook, IL 60062

______________
*Less than 1%

(1)	Includes (i) 30,317,241 shares held by McAfee Capital, LLC, a company 100% owned by Mr. McAfee; and (ii) 800,000 shares owned by P2 Capital, LLC, a company owned by Mr. McAfee's wife and children.

(2)	Includes 421,549 shares issuable pursuant to options and warrants exercisable within 60 days of October 11, 2011.

(3)	Includes 100,000 shares issuable pursuant to options and warrants exercisable within 60 days of October 11, 2011.

(4)
Address: 17 Canary Court, Danville, California 94526.  Includes 583,818 shares held by the Michael L Peterson and Shelly P. Peterson Family Trust dtd 8/16/00, and 421,549 shares issuable to Mr. Peterson pursuant to options exercisable within 60 days of October 11, 2011.

(5)	Includes 421,549 shares issuable pursuant to options and warrants exercisable within 60 days of October 11, 2011.

(6)
Includes (i) 200,000 shares held by the Andrew B. Foster and Catherine H. Foster Trust; and (ii) 899,109 shares issuable pursuant to options and warrants exercisable within 60 days of October 11, 2011.

(7)	Includes 723,932 shares issuable pursuant to options and warrants exercisable within 60 days of October 11, 2011.

(8)	Includes 1,026,318 shares issuable pursuant to options and warrants exercisable within 60 days of October 11, 2011.

(9)
Includes (i) 18,366,760 shares held by Cagan Capital, LLC, a company owned by Mr. Cagan; (ii) 2,000,000 shares held by The Laird Q Cagan 2011 Grantor Retained Annuity Trust; (iii) 400,000 shares owned by the KRC Trust and 400,000 owned by the KQC Trust, trusts for Mr. Cagan's daughters for which Mr. Cagan is trustee and (iv) 1,058,069 held by Mr. Cagan individually.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A.  Certificate of Amendment

Appendix A.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20110725049-81
	Filing Date and Time 10/06/2011 3:19 PM
	Entity Number E0784312006-4

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AE BIOFUELS, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1: Name of Corporation: Aemetis, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 71,986,301

4. Effective date of filing: (optional) 11/10/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09